UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2014

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2014, Weatherford International public limited company (“we” or the “Company”) issued a news release announcing results for the quarter ended September 30, 2014. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

On October 23, 2014, we will hold a conference call at 8:30 a.m. eastern daylight time (“EDT”), 7:30 a.m. central daylight time (“CDT”), regarding the quarterly results. This scheduled conference call was previously announced on July 31, 2014 and will be made available via real-time webcast. A replay of the call will be available until 5:00 p.m. EDT, November 6, 2014. The number for the replay is 855-859-2056 or 404-537-3406 for international calls; passcode 83135858.

An enhanced webcast of the conference call and replay will be provided by NASDAQ OMX Corporate Solutions and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Conference Call Details link.

Item 7.01	Regulation FD Disclosure.

On October 22, 2014, we issued a news release announcing results for the quarter ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item 7.01.

Effective as of November 1, 2014, Mr. Mark J. Bedford will join the Company as President - Land Rigs and will be based in Dubai, United Arab Emirates. Mr. Bedford, age 52, has extensive experience managing both Eastern and Western Hemisphere drilling operations. He spent more than 30 years with Nabors Industries Ltd. His last position at Nabors was Senior Vice President of Drilling Operations, where he was responsible for all international business units. Mr. Bedford will manage all aspects of the Company’s land drilling business, which is currently being prepared for divestment. He will directly report to Mr. Krishna Shivram, Executive Vice-President and Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

Exhibit Number	Exhibit Description
99.1	News release dated October 22, 2014, announcing results for the quarter ended September 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: October 22, 2014
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit Description
99.1	News release dated October 22, 2014, announcing results for the quarter ended September 30, 2014.